Exhibit 10.2

Agreement of Action in Concert

This Agreement of Action in Concert (hereinafter referred to as the “Agreement” ) is signed on April 12, 2022 by the following parties in Xingyi City, Qianxinan Prefecture :

Party A : Zhuhai (Zibo) Investment Co., Ltd.

Legal representative: Wang Xuanming

Residence: Room 703, West Zone, R&D Building, Pioneer Park, Zibo Science and Technology Industrial Park, No. 69, Sanying Road, Zhangdian District, Zibo City, Shandong Province

Party B :

Party B 1: Haicheng Shenhe Technology Co., Ltd.

Unified Social Credit Code: 91210381MA0P5CUP5B

Legal representative: Zhang Wenwu

Residence: Yingluo Town, Haicheng District, Anshan City, Liaoning Province, the PRC

Party B 2: Shanghai Huiyang Investment Co., Ltd.

Unified Social Credit Code: 91310115566549190Y

Legal representative: Wang Xuanming

Residence: Room 211, No. 1432, Pujian Road, Pudong New Area,Shanghai,the PRC

Party B 3: Guizhou Guangyao Management Partnership

Unified Social Credit Code: 91522320MA7BMLXX7T

Legal representative: Du Huiyu

Residence: Group 2, Heying Village, Lutun Town, Xingyi City, Qianxinan Prefecture, Guizhou Province (next to Yilong Avenue),the PRC

Party B 4: Hainan Fuhe Investment Management Partnership

Unified Social Credit Code: 91460202MAA98KTW87

Legal representative: Sui Liru

Residence: Room 1001, 3rd Floor, Incubation Building, Hainan Ecological Software Park, Old Town High-tech Industry Demonstration Zone, Chengmai County, Hainan Province,the PRC

Party B 5: Wang Li

ID number: 430726197909073740

Residence: Room 503, Residential Building, No. 15, Vanke Jinyuexiangshu Garden, No. 64, Hongtu Avenue, Nancheng District, Dongguan City, Guangdong Province, the PRC

Party B 6: Zeng Dongqing

ID number: 431021198510053014

Residence: Xianghua Group, Tuanjie Village, Tuanjie Township, Guiyang County, Hunan Province, the PRC

Party B 7: Ren Zhong

ID number: 520103198511015646

Residence: No. 75, Gaicha Road, Yunyan District, Guiyang City, Guizhou Province, the PRC

Party B 8: Cheng Chuanya

ID number: 410422198111282219

Residence: Room 2901, Unit 2, Building 1, District F, Xinghe Dandi Garden, No. 1, Xinghe East Seventh Road, Danshui Street, Huiyang District, Huizhou City, Guangdong Province, the PRC

Party B 9: Xu Saiqin

ID number: 330901197108152529

Residence: Room 902, Building 12, Rong’anheyuan, Zhonghe Street, Yinzhou District, Ningbo City, Zhejiang Province, the PRC

Party B 10: Sun Yong

ID number: 330902198402202938

Residence: No. 1 Aiguo Taoyang Road, Lincheng Street, Dinghai District, Zhoushan City, Zhejiang Province, the PRC

Party B 11: Wang Gao

ID number: 522422198106036459

Residence: Group 8, Bayi Village, Babao Township, Dafang County, Guizhou Province, the PRC

Party B 12: Shen Xinyi

ID number: 452428199509142226

Residence: No. 15, Xiamen Village, Gepo Town, Fuchuan Yao Autonomous County, Guangxi, the PRC

Given:

1. 1. Sunrise (Guizhou) New Energy Material Co., Ltd. (hereinafter referred to as the “Company” ) is a limited liability company. As of the date of signing this agreement, Party A holds 51% of the company’s equity, and Party B holds the company’s equity as following: Party B 1 (holding 12.5%), Party B 2 (holding 12.5%), Party B 3 (holding 10%), Party B 4 (holding 5%), Party B 5 (holding 1.78%), Party B 6 (holding 1.5%), Party B 7 (holding 1%), Party B 8 (holding 0.4%), Party B 9 (holding 0.14%), Party B 10 (holding 0.1%), Party B 11 (holding 0.04%), and Party B 12 (holding 0.04%).

2. In order to ensure the effectiveness of the corporate governance, the standardized operation and the long-term sustainable and stable development of the company, both parties agree to act in concert when exercising shareholder rights, undertaking shareholder obligations, and exercising directorships .

Both parties have agreed on issues related to concerted actions, after full communication and negotiation, as follows:

Article 1. Both parties agree that, from the date of signing this agreement, as the company’s shareholders/directors, they will act in concert in daily production and operation of decision-making on major issues. Both parties will act in concert regarding the company’s production and operation and other major decision-making issues, including but not limited to the right to convene, propose, vote in the following issues 1-13. In case of disagreements, Party B agrees that Party A’s opinions shall prevail.

1.	To decide on business policies and investment plans;

2.	To elect and replace non-employee directors and supervisors, and to decide the compensation of directors and supervisors;

3.	To review annual financial budget plans and settlement plans;

4.	To review profit distribution plans and loss recovery plans;

5.	To make resolutions on the increase or decrease of registered capital;

6.	To make resolutions on the issuance of corporate bonds;

7.	To make resolutions on issues such as mergers, divisions, dissolutions, liquidations or changes of corporate form;

8.	To amend the articles of association;

9.	To make resolutions on the appointment and dismissal of the company’s accounting firms;

10.	To make resolutions on issues such as external investments, acquisitions and sales of assets, mortgages, loans and guarantees, entrusted financial management, related transactions , and establishment of branches ;

11.	To make resolutions on terminations of existing business, or changes or adjustments to the nature of the company’s business;

12.	To approve, implement and modify employee incentive programs;

13.	Other issues required by the company’s shareholders (general) meeting or the board of directors.

Article 2. Both parties agree to act in concert in case of proposing, nominating, and voting about the company’s business development on the shareholders (general) meeting or the board of directors; in case of disagreements, Party B agrees that Party A’s opinions shall prevail.

Article 3. Both parties agree to act in concert in the company’s shareholders (general) meeting and the board of directors, except for the circumstance that related transactions need to be avoided. Either party may participate in the shareholders (general) meeting and the board of directors in person, or may entrust the other party to this agreement to participate in the meetings on its behalf.

Article 4. Both parties agree that the actions in concert shall not violate the provisions of laws, regulations, or the company’s articles of association, shall not harm the interests of the company and other shareholders, and shall not affect the standardized operation of the company.

Article 5. If at any time during the term of this agreement, any provisions under this agreement cannot be realized, both parties shall immediately seek the closest alternatives to the unrealizable provisions, and sign a supplementary agreement to amend or adjust the provisions of this agreement if necessary, to ensure that the purpose of this agreement can be fulfilled.

Article 6. After this agreement takes effect, any breach or failure to execute provisions of the agreement of either party shall constitute a breach of contract. The breaching party shall be liable to compensate the obeying party for any losses, expenses or other liabilities incurred thereby.

Article 7. All disputes about this agreement shall be resolved through friendly negotiation by both parties; if the negotiation fails, either party shall have the right to submit to the Shanghai Arbitration Commission for arbitration.

Article 8. The concerted action relationship cannot be unilaterally rescinded or revoked by either party to the agreement, and all provisions in this agreement related to the concerted action relationship are irrevocable terms.

Article 9. Neither party shall disclose to any third party or person other than the parties to this agreement, the Company, professional advisors, nor relevant government departments without the prior consent of the other party.

Article 10. This agreement will take effect from the date of signing by both parties.

Article 11. This agreement is made in two copies; each party holds one copy which shall have equal legal effect.

(No text below)

Party A: Zhuhai (Zibo) Investment Co., Ltd.

Legal representative or authorized representative (signature or seal)

Party B 1: Haicheng Shenhe Technology Co., Ltd.

Legal representative or authorized representative (signature or seal)

Party B 2: Shanghai Huiyang Investment Co., Ltd.

Legal representative or authorized representative(signature or seal)

Party B 3: Guizhou Guangyao Management Partnership

Legal representative or authorized representative (signature or seal)

Party B 4: Hainan Fuhe Investment Management Partnership

Legal representative or authorized representative (signature or seal)

Party B 5: Wang Li (signature)

Party B 6: Zeng Dongqing (signature)

Party B 7: Ren Zhong (signature)

Party B 8: Cheng Chuanya (signature)

Party B 9: Xu Saiqin (signature)

Party B 10: Sun Yong (signature)

Party B 11: Wang Gao (signature)

Party B 12: Shen Xinyi (signature)

一致行动协议

本《一致行动协议》（下称“本协议”）于2022年4月12日由以下双方在黔西南州兴义市签订：

甲方：筑海（淄博）投资有限公司

法定代表人：王宣明

住所：山东省淄博市张店区三嬴路69号淄博科技工业园创业园研发楼西区703室

乙方：

乙方1：海城申合科技有限公司

住所：辽宁省鞍山市海城市英落镇前英村

统一社会信用代码：91210381MA0P5CUP5B

法定代表人：张文武

乙方2：上海晖阳投资有限公司

住所：浦东新区浦建路1432号211室

统一社会信用代码：913101155566549190Y

法定代表人：王宣明

乙方3：贵州光耀管理合伙企业（有限合伙）

住所：贵州省黔西南州兴义市鲁屯镇合营村二组（义龙大道旁）

统一社会信用代码：　91522320MA7BMLXX7T

法定代表人：杜辉玉

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乙方 4：海南富合投资合伙企业（有限合伙）

住所：海南省澄迈县老城镇高新技术产业示范区海南生态软件园孵化楼三楼 1001 室

统一社会信用代码：91460202MAA98KTW87

法定代表人：隋丽茹

乙方 5：王俐

住所：广东省东莞市南城区宏图大道 64 号万科金悦香树花园 15 号住宅楼 503 室

身份证号：430726197909073740

乙方 6：曾冬青

住所：湖南省桂阳县团结圩乡团结村香花组

身份证号：431021198510053014

乙方 7：任钟

住所：贵州省贵阳市云岩区改茶路 75 号

身份证号：520103198511015646

乙方 8：程传亚

住所：广东省惠州市惠阳区淡水街道星河东七路 1 号星河丹堤花园 F 区 1 幢 2 单元 2901 房

身份证号：410422198111282219

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乙方 9：徐赛琴

住所：浙江省宁波市鄞州区中河街道荣安和院 12 幢 902 室

身份证号：330901197108152529

乙方 10：孙勇

住所：浙江省舟山市定海区临城街道爱国陶杨路 1 号

身份证号：330902198402202938

乙方 11：王高

住所：贵州省大方县八堡乡八一村八一组

身份证号：522422198106036459

乙方 12：沈馨怡

住所：广西富川瑶族自治县葛坡镇下门村 15 号

身份证号：452428199509142226

鉴于：

1、晖阳（贵州）新能源材料有限公司（下称“公司”）为有限责任公司。截至本协议签署之日，甲方持有公司 51%的股权， 乙方持有公司的股权，其中：乙方 1（持股 12.5%）、乙方 2（持股 12.5%）、乙方 3（持股 10%）、乙方 4（持股 5%）、乙方 5（持股 1.78%）、乙方 6（持股 1.5%）、乙方 7（持股 1%）、乙方 8（持股 0.4%）、乙方 9（持股 0.14%）、乙方 10（持股 0.1%）、乙方 11（持股 0.04%）、乙方 12（持股 0.14%）。

2、为保障公司治理结构的有效性、规范运作和公司的长期持续稳定发展，双方在行使股东权力、承担股东义务、行使董事职务时愿意保持一致行动。

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经充分沟通和协商，双方就一致行动相关事宜作出约定如下：

第一条. 双方承诺，自从本协议签署之日起，作为公司的股东/董事，在日常生产经营及其他重大事宜决策等诸方面保持一致行动，对公司（包括但不限于）如下事项在内的生产经营及其他重大决策事项依法行使召集权、提案权及表决权保持一致。出现意见不一致时，以甲方意见为准。

1. 决定经营方针和投资计划；
2. 选举和更换非职工代表担任的董事、监事，决定有关董事、监事的报酬事项；
3. 审议年度财务预算方案、决算方案；
4. 审议利润分配方案和弥补亏损方案；
5. 对增加或减少注册资本作出决议；
6. 对发行公司债券作出决议；
7. 对合并、分立、解散、清算或变更公司形式等事项作出决议；
8. 修改章程；
9. 对聘用、解聘公司会计师事务所作出决议；
10. 决定对外投资、收购出售资产、资产抵押、对外借款及对外担保事项、委托理财、关联交易、设立分支机构等事项；
11. 决定停止经营现有业务，或对公司业务的性质作出重大改变或调整；
12. 批准、实施和修改任何员工激励计划；
13. 其他应由公司股东（大）会或董事会决定的其他事项。

第二条. 双方承诺，在任一方拟就有关公司经营发展的重大事项向股东（大）会、董事会提出议案之前或行使提名权（如有）之前，或在行使股东（大）会或董事会等事项的表决权之前，一致行动人内部先对相关议案或表决事项进行协调；出现意见不一致时，以甲方意见为准。

第三条. 双方承诺，除关联交易需要回避的情形外，双方保证在参加公司股东（大）会、董事会行使表决权时按照双方事先协调所达成的一致意见行使表决

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权。双方可以亲自参加公司召开的股东（大）会、董事会，也可以委托本协议另一方代为参加股东（大）会、董事会行使表决权。

第四条. 双方承诺，作为一致行动人行使股东权利、董事职权不得违背法律法规规范性文件及公司章程的规定，不得损害公司及其他股东利益，不得影响公司的规范运作。

第五条. 如果在本协议期限内的任何时候，本协议项下的约定无法实现，双方应立即寻求与无法实现的规定最相近的替代方案，并在必要时签署补充协议修改或调整本协议条款，以确保可继续实现本协议之目的。

第六条. 本协议生效后，任何一方违反、不履行本协议的约定，或者其履行不符合本协议约定的，均构成违约。违约方应当向守约方承担违约责任，应对另一方因此而招致的损失、费用或其他责任作出赔偿。

第七条. 凡因履行本协议所发生的一切争议,双方均应通过友好协商的方法解决；如协商不成的，任何一方均有权向上海仲裁委员会仲裁解决。

第八条. 一致行动关系不得由协议的任何一方单方解除或撤销，本协议所述与一致行动关系相关的所有条款均为不可撤销条款。

第九条. 未经另一方事先同意，任何一方均不得向本协议双方、公司、专业顾问和有关政府部门以外的任何第三方或人士披露。

第十条. 本协议自双方签署之日起生效。

第十一条. 本协议一式十三份，各方各持壹份，具有同等法律效力。

（以下无正文）

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（本页无正文，为《一致行动协议》之签署页）

甲方：（盖章）：筑海（淄博）投资有限公司

法定代表人或授权代表（签字或盖章）：

乙方 1(盖章) 海城申合科技有限公司

法定代表人或授权代表（签字）

乙方 2(盖章) 上海晖阳投资有限公司

法定代表人或授权代表（签字或盖章）：

乙方 3(盖章) 贵州光耀管理合伙企业（有限合伙）

法定代表人或授权代表（签字）

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乙方 4海南富合投资合伙企业（有限合伙）（盖章）

Hainan Fuhe Investment Management Partnership

By:

乙方 5 王俐（签名）

乙方 6 曾冬青（签名）

乙方 7 任钟（签名）

乙方 8 程传亚（签名）

乙方 9 徐赛琴（签名）

乙方 10 孙勇（签名）

乙方 11 王高（签名）

乙方 12 沈馨怡（签名）

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